UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	January 31, 2007
(Date of earliest event reported):	January 31, 2007

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01:  Regulation FD Disclosure

     Pursuant to Regulation FD, information is being furnished as an Exhibit to this Current Report with respect to material to be used by D&E Communications in connection with a presentation to securities analysts and other parties on and after February 1, 2007.  This presentation provides an overview of D&E’s strategy and performance.

     This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties.  Forward-looking statements in this presentation may include, among others, statements concerning:  projections of our future results of operations, cash flows or financial condition; our business strategy and our ability to capitalize on any of our competitive strengths; and the continued availability of capital resources.

     The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following: increasing competition in the communications industry; a complex and uncertain regulatory environment; and the impact on our business of our indebtedness and the covenants relating to this indebtedness.

     All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Item 9.01 - Financial Statements and Exhibits

          (c) Exhibits

               Exhibit No.               Description

                 99.1                         Investor Presentation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2007	D&E COMMUNICATIONS, INC. By: /s/ W. Garth Sprecher W. Garth Sprecher Senior Vice President and Secretary

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